Exhibit 99.2

DEPOMED, INC.

COMPENSATION COMMITTEE CHARTER

Adopted by the Board of Directors of Depomed, Inc.

(as amended and restated through May 17, 2017)

Purpose

The purpose of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Depomed, Inc. (the “Company”) is to discharge the Board’s responsibilities relating to compensation of the Company’s directors and executive management.  Except as set forth in this Charter, the Committee has overall responsibility for evaluating and approving the compensation applicable to directors and executive management, including the cash compensation and incentive, equity-based and other compensatory plans, policies, practices and programs of the Company (collectively, the “Compensation Programs”) applicable to directors and executive management. The Committee also has overall responsibility for oversight of the Compensation Programs and benefit plans (excluding investment performance and audit oversight) that pertain to all employees.  For purposes of this Charter, the term “executive management” means (i) any person designated by the Board as an “officer” of the Company as defined in Rule 16a-1 for purposes of Section 16 of the Securities Exchange Act of 1934, as amended (“Section 16 Officer”) and (ii) any person who is not so designated but reports directly to the Chief Executive Officer (“CEO”) or holds a title of Senior Vice President or Vice President and reports directly to the Chief Commercial Officer (“CCO”).

Principles

1.              The Committee shall structure executive Compensation Programs in a manner that the Committee believes will enable the Company to attract, motivate and retain executive management who are capable of leading the Company in achieving its business objectives.

2.              The Committee shall establish Compensation Programs that are designed to reward executive management for the achievement of specified business objectives of the Company, to create and maintain a performance-oriented environment for the Company’s executive management.

3.              The Committee shall establish Compensation Programs that are intended to provide executive management with an equity interest in the Company so as to link a portion of executive management’s compensation with the performance of the Company common stock.

Composition

The Committee shall be composed of three or more directors, each of whom shall satisfy the independence requirements of the Nasdaq Global Market (“Nasdaq”) (subject to any exceptions permitted under Nasdaq requirements) and any other standards of independence as may be prescribed for purposes of any federal securities, tax or other laws relating to the Committee’s duties and responsibilities (including Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and Section 162(m) of the Internal Revenue Code of 1986, as amended, or any successor thereto (“Section 162(m)”)).

The members of the Committee shall be appointed by the Board on the recommendation of the Nominating and Corporate Governance Committee. Members of the Committee shall serve for such terms as the Board may determine, or until their earlier resignation, death or removal by the Board.  The Board may remove or replace any member of the Committee at any time with or without cause.  The Nominating and Corporate Governance Committee may make recommendations to the Board on all such matters regarding membership, removal and replacement.

Meetings

The Committee will meet at least four times annually, or more frequently as the circumstances dictate. The Board shall designate one member of the Committee to serve as its chairman.  The Committee will meet at such times as determined by its chairman or as requested by any two of its members.  Notice of all meetings shall be given, and waiver thereof determined, and all actions of the Committee shall be taken, pursuant to and in accordance with the Bylaws of the Company.  The chairman will preside, when present, at all meetings of the Committee.  The Committee may meet by telephone or video conference and may take action by written consent.

Each member of the Committee shall have one vote.  The Committee shall be authorized to take any permitted action only by the affirmative vote of a majority of the Committee members present at any meeting at which a quorum is present, or by the unanimous written consent of all of the Committee members.

The Committee shall maintain copies of minutes of each meeting of the Committee, and each action by written consent taken without a meeting, reflecting the actions so authorized or taken by the Committee.  A copy of the minutes of each meeting and all consents shall be placed in the Company’s minute book. The Committee chairman will report its actions and recommendations to the Board after each Committee meeting.

As appropriate under the circumstances, the Committee will, among its other responsibilities:

A.            Chief Executive Officer and Executive Management Compensation

1.              Develop and periodically review Compensation Programs applicable to executive management.

2.              (i) Evaluate the performance of the Company against corporate goals and objectives relevant to executive management compensation approved by the Board, and recommend to the Board for its determination the level of the Company’s achievement of those goals and objectives; (ii) in consultation with the chairman of the Board, evaluate the CEO’s performance in light of corporate goals and objectives and any individual goals and objectives; (iii) evaluate the performance of members of executive management (other than the CEO) in light of the CEO’s evaluation of their performance and the corporate and individual goals and objectives; (iv) recommend to the Board for its approval CEO compensation, including approving salary, grants of cash and equity awards and other incentive compensation, based on the Committee’s evaluation; and (v) review and approve the compensation of executive management, other than the CEO, including approving salary, grants of cash and equity awards and other incentive compensation, based on the Committee’s evaluation.  In making its determinations or recommendations, as applicable, regarding executive compensation, the Committee shall consider factors it believes appropriate, including without limitation, performance against corporate and individual goals and objectives, the impact of performance on the outlook for the Company, absolute and relative shareholder return, executive compensation at peer companies and compensation provided to executive management in past years.  The CEO and members of executive management, as applicable, may not be present during voting or deliberations on his or her compensation.

3.              Periodically, as and when appropriate and applicable, review and approve the following as they affect the CEO and other executive management: (i) any employment agreements and severance arrangements; (ii) any change-in-control agreements and change-in-control provisions affecting any elements of compensation and benefits; and (iii) any special or supplemental compensation and benefits, including supplemental retirement benefits and the perquisites provided during and after employment.

4.              Annually review and approve the objective performance measures and the performance targets, as applicable, for executive management participating in the Company’s cash bonus plan, equity incentive plans, and any other applicable executive compensation plans, and determine the performance results under such measures and targets.

5.              Determine, amend, and monitor compliance with the stock ownership guidelines applicable to any member of executive management and take actions to address any violation of the stock ownership guidelines.

6.              Notwithstanding anything to the contrary in this Charter, if any grant or award to one or more executive management (including the CEO) is intended to qualify for the performance-based compensation exemption from the limitations on deductibility of executive compensation imposed by Section 162(m), the Committee, or any independent subcommittee thereof, rather than the Board, shall approve such award, but it may refer such award to the Board for ratification.

B.            Executive Compensation Disclosure

1.              Review and discuss the Compensation Discussion and Analysis (“CD&A”) with Company management and, based on such review and discussion, make a recommendation to the Board regarding whether to include the CD&A in the Company’s proxy statement and/or Annual Report on Form 10-K.

2.              Oversee, review and approve inclusion of a compensation committee report in the Company’s proxy statement and/or Annual Report on Form 10-K pursuant to applicable securities rules and regulations.

3.              Review the Company’s compliance programs relating to the Sarbanes-Oxley Act of 2002 relating to the participation of directors and executive management in any Compensation Program and any employee benefit plan or program.

4.              Oversee the Company’s compliance with the rules and regulations of the Securities and Exchange Commission (“SEC”) regarding shareholder approval of certain executive compensation matters, including advisory votes to approve executive compensation and the frequency of such votes, and any applicable requirements under Nasdaq rules that stockholders approve equity incentive plans.

5.              Provide recommendations to the Board on compensation-related proposals to be considered at the Company’s annual meeting, including the frequency of advisory votes to approve executive compensation.

6.              Review and consider the results of any advisory vote to approve executive compensation and otherwise oversee the Company’s engagement with shareholders on the subject of executive compensation.

C.            Compensation and Benefit Plans

1.              Provide general oversight (excluding investment performance and audit oversight) of the Compensation Programs and material benefit plans that pertain to all employees.  That oversight may include: (i) periodically reviewing and making recommendations to the Board with respect to the adoption of, or material changes in, such Compensation Programs and material benefit plans; and (ii) reviewing with the CEO and the head of Human Resources the material criteria used by management in evaluating employee performance throughout the Company, and in establishing and implementing appropriate Compensation Programs.

2.              Review and make recommendations to the Board with respect to adopting, amending and overseeing the policies and practices related to the Company’s recoupment, or the forfeiture by employees, including the CEO, Chief Financial Officer (“CFO”) and other members of executive management, of incentive compensation as the Committee determines to be necessary or appropriate and in accordance with any legal requirements.

3.              Administer, terminate or amend the Company’s employee stock purchase plan, if any, except to the extent shareholder approval is required, and subject to any express limitation on such authority set forth in the applicable plan document.

4.              Review quarterly and approve all grants of stock options, restricted stock, and restricted stock units, and any other types of awards, including stock appreciation rights or other equity-based awards that may be granted under the Company’s equity incentive plans to all employees (other than the CEO, which shall be approved by the Board), consultants, independent contractors and other eligible recipients of awards.

5.              Review and approve all cash awards under the Company’s cash bonus plan and the terms of such grants, made to executive management (other than the CEO, which shall be approved by the Board).

6.              Establish guidelines pursuant to which the CEO, or such other member of executive management appointed by the Committee, shall administer one or more of the Company’s equity incentive plans with respect to awards made under such plans to new employees (other than members of executive management) at the time of their hiring.

7.              Review and establish rules, regulations and perform all other duties specifically required of the Committee by the provisions of the Company’s cash bonus plan, equity incentive plans and any other executive compensation plans, except those duties that may be specifically retained by the Board or delegated by the Board other than to the Committee.

8.              Amend or modify any provisions of the Company’s cash bonus plan, equity incentive plans and any other executive compensation plan, in each case, to the extent such amendments or modifications (i) do not require shareholder approval or (ii) do not specifically require approval by the Board, and if such approval is required, recommend such amendments or modifications to the Board.

9.              Require and review reports submitted at least annually by any individual or group to whom the Committee has delegated any of its duties, if any, listing all actions taken by the delegates pursuant to their respective delegations.

D.            Risk Oversight

1.              In coordination with the Audit Committee, annually review the Compensation Programs as they relate to the Company’s risk management, determine whether and to what extent risks arising from the Compensation Programs are reasonably likely to have a material adverse effect on the Company, consider methods of mitigating any such risks, and discuss with the Company’s management the results of its review and any disclosures required by Item 402(s) of Regulation S-K.

2.              In coordination with the Audit Committee, provide oversight of the risks associated with the Committee’s responsibilities in this Charter.

E.            Non-Employee Director Compensation

1.              Develop and periodically review Compensation Programs applicable to non-employee directors.

2.              Review periodically, and recommend to the Board for approval, the form and amount of compensation of non-employee directors of the Board for service on the Board and its committees, based on director compensation at peer companies and other factors the Committee deems appropriate.

3.              In coordination with the Nominating and Corporate Governance Committee, review the Company’s stock ownership guidelines for non-employee directors and recommend to the Board revisions to such guidelines as the Committee deems desirable or appropriate, and monitor compliance with such guidelines.

F.             Other Committee Responsibilities

1.              Report to the Board on any significant matters arising from the Committee’s work.

2.              Review and reassess this Charter annually and, if appropriate, recommend changes to the Board.

3.              Annually evaluate the performance of the Committee, including as compared to the requirements of this Charter.

4.              Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee deems necessary or appropriate.

5.              Review periodically with the CEO the Company’s plans for succession to the offices of members of executive management, and make recommendations to the Board with respect to the selection of appropriate individuals to succeed to these positions.

Authority

By adopting this Charter, the Board delegates to the Committee full authority to perform each of the duties and responsibilities of the Committee described above.

1.              The Committee may form and delegate such of its authority and responsibilities to subcommittees consisting of two or more members of the Committee as the Committee deems proper and consistent with applicable legal requirements, provided that any actions taken by it shall be reported to the whole Committee.

2.              In its sole discretion, the Committee has the authority to appoint, obtain advice from, retain, engage and terminate compensation consultants, independent counsel and such other advisers as the Committee determines necessary or advisable to carry out its responsibilities (after assessing the independence of such advisers under the independence standards applicable to engagements of, or receipt of advice from, as applicable, any such consultant, counsel or adviser under federal securities and other laws, and Nasdaq listing standards); and approve reasonable fees and other terms of retention of any such consultant, counsel or adviser, and cause the executive management of the Company to provide funding to pay such fees, as determined by the Committee.  The Committee shall be directly responsible for the appointment, compensation and oversight of any such consultant, counsel or adviser. Nothing in this Charter shall affect the Committee’s ability exercise its own judgment in the fulfillment of its duties, to seek advice from persons who do not meet independence standards such as company human resources or legal professionals, or require the Committee to implement or act in accordance with the advice or recommendations of any compensation advisor.

General

1.              In performing their responsibilities, Committee members are entitled to rely in good faith on information, opinions, reports or statements prepared or presented by: (i) executive management or employees of the Company whom the Committee member reasonably believes to be reliable and competent in the matters presented; and (ii) consultants, counsel, independent auditors or other persons as to matters which the Committee member reasonably believes to be within the professional or expert competence of such person.

2.              This Charter may be amended only by the Board.